Exhibit 10.2

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment

to the

Exclusive Research, Development Option and License Agreement

dated March 1, 2018

(the “Agreement”)

by and between

Magenta Therapeutics, Inc.,

with principal offices located at 100 Technology Square (5th Floor), Cambridge, MA 02139, USA (“MAGENTA”),

and

Heidelberg Pharma Research GmbH

(former Heidelberg Pharma GmbH)

with principal offices located at Schriesheimer Strasse 101, D-68526 Ladenburg, Germany (“HDPR”),

both also referred to each as a “Party” or together as “Parties”.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

WHEREAS, the Parties have agreed to extend the term for the supply of Amanitin Toxin Construct pursuant to Section 6.1.1 (a) of the Agreement, by letter agreement dated February 28, 2019,

WHEREAS, the Parties wish to further extend the term and adjust the conditions for the supply of Amanitin Toxin Construct pursuant to Section 6.1.1 (a) and (b) of the Agreement

NOW, THEREFORE, the Parties hereto, intending to be legally bound, do hereby agree in this Amendment as follows:

1.	The Summary of Requirements attached hereto as Appendix 1 shall be attached to the Agreement as Schedule 6.1.1 (a).

2.	Section 6.1.1 (a) of the Agreement shall be amended to include the following provision at the end of the paragraph:

The 1g of Amanitin Toxin Construct to be delivered by HDPR during the fifteen (15) month period immediately following the Effective Date is hereafter referred to as “Initial Research Supply”. In addition, during the twelve (12) month period following the Initial Research Supply period, i.e. from June 1, 2019 until May 31, 2020 (the “Additional Research Supply Period”), HDPR will manufacture and deliver to MAGENTA up to [***] of Amanitin Toxin Constructs pursuant to Schedule 6.1.1 (a) (Summary of Requirements) (the “Additional Research Supply”). Any remaining amounts of Initial Research Supply that have not been requested by MAGENTA for delivery before start of the Additional Research Supply Period shall be delivered by HDPR during the Additional Research Supply Period as requested by MAGENTA; for avoidance of doubt, the remaining amounts of Initial Research Supply requested and delivered shall be in addition to the Additional Research Supply. For the avoidance of doubt, nothing set forth herein shall be construed to amend or extend the Technology Research Term as set forth in Section 2.3.1 of the Agreement.

3.	Section 6.1.1 (b) of the Agreement shall be amended to include the following provision at the end of the paragraph:

In addition, MAGENTA shall pay HDPR a flat rate of [***] for supply with Amanitin Toxin Constructs during the Additional Research Supply Period. MAGENTA will make such payment [***] to HDPR within [***] of its receipt of an invoice from HDPR therefor, [***] after commencement of the Additional Research Supply Period [***].

4.	Schedule 1.36 (Patent rights) is amended and restated as follows:

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

All other provisions of the Agreement shall remain unaffected and in full force and effect.

IN WITNESS WHEREOF, the Parties have entered into this Amendment to the Agreement as of July 4, 2019.

Heidelberg Pharma Research GmbH

By:	/s/ Jan Schmidt-Brand	By:	/s/ Andreas Pahl
Name:	Dr. Jan Schmidt-Brand	Name:	Prof. Dr. Andreas Pahl
Title:	CEO	Title:	CSO

Magenta Therapeutics, Inc.

By:	/s/ Jason Gardner
Name:	Dr. Jason Gardner
Title:	CEO

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Appendix 1

Summary of Requirements (through to May 2020)

Linker Amanitin Construct Requests to be delivered under Initial Research Supply
Request Receipt date	[***]	[***]
[***]	[***]	[***]

Linker Amanitin Construct Requests to be delivered under Additional Research Supply
Requested receipt date	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]			[***]	[***]

Initial Research Supply period (March 1, 2018 to May 31, 2019):

•	[***] remaining

•	Delivery of [***] requested and included in the table above

Additional Research Supply Period (June 1, 2019—May 31, 2020):

•	[***] requested and included in the table above